Exhibit 10.21

Execution Version

SECOND SUPPLEMENTAL INDENTURE

dated as of June 8, 2023

among

AUNA, S.A.A.,

as Issuer

The GUARANTORS party hereto,

and

Citibank, N.A.,

as Trustee, Registrar, Transfer Agent and Paying Agent

6.500% Senior Notes Due 2025

THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of June 8, 2023, among AUNA, S.A.A., an openly held corporation (sociedad anónima abierta) incorporated under the laws of Peru (the “Company” or the “Issuer”), the guarantors listed in Schedule 1 hereto (each individually, together with its successors, a “Guarantor”, and collectively, the “Guarantors”) and CITIBANK, N.A., not in its individual capacity but solely as trustee (the “Trustee”), Registrar, Transfer Agent and Paying Agent.

RECITALS

WHEREAS, the Issuer, the Guarantors and Citibank, N.A., not in its individual capacity but solely as trustee, registrar, transfer agent and paying agent, entered into the indenture, dated as of November 20, 2020 (the “Base Indenture”), as amended and supplemented by the supplemental indenture, dated as of October 5, 2022, (the “Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), relating to the Issuer’s 6.500% Senior Notes Due 2025 (the “Notes”);

WHEREAS, Section 9.1 of the Indenture permits the Company, the Guarantors and the Trustee, with the consent of Holders of at least a majority in aggregate principal amount of the Notes then outstanding, to amend or supplement the Indenture for the purposes set forth herein;

WHEREAS, the Company has solicited consents from the Holders of the Notes to a certain proposed amendment (the “Proposed Amendment”), pursuant to the terms and subject to the conditions set forth in the Consent Solicitation Statement, dated May 24, 2023 (the “Statement”) (the “Consent Solicitation”);

WHEREAS, the Company has obtained the requisite consents to the Proposed Amendment to the Indenture set forth in this Second Supplemental Indenture; and

WHEREAS, each of the conditions in the Indenture necessary to give effect to the amendments set forth herein have been satisfied.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. Subject to Section 3 hereof, on the Operative Date (as defined herein), Section 4.3(a)(4)(B) of the Indenture is hereby amended and restated to read, in its entirety, as follows:

(B)	the Net Leverage Ratio for the Successor Issuer and its Restricted Subsidiaries on a consolidated basis would not be lower than such ratio for

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the Issuer and its Restricted Subsidiaries on a consolidated basis immediately prior to such transaction and (ii) the Interest Coverage Ratio for the Successor Issuer and its Restricted Subsidiaries on a consolidated basis would not be lower than such ratio for the Issuer and its Restricted Subsidiaries on a consolidated basis immediately prior to such transaction;

Section 3. This Second Supplemental Indenture shall become a binding agreement between the parties hereto and effective when executed by the parties hereto. Notwithstanding the foregoing sentence, the amendments to the Indenture set forth herein shall become operative only at the time and date (the “Operative Date”) at which the Consent Payment (as defined in the Statement) is paid to The Depository Trust Company for the benefit of holders who validly deliver (and do not validly revoke) their consents on or prior to 5:00 p.m., New York City time, on June 7, 2023, unless extended pursuant to, and subject to the terms and conditions set forth in, the Statement. Except as amended hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects. From and after the Operative Date, all references to the Indenture (whether in the Indenture or in any other agreements, documents or instruments) shall be deemed to be references to the Indenture as amended and supplemented by this Second Supplemental Indenture.

Section 4. This Second Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York. Section 10.8 (Waiver of Jury Trial) and Section 10.9 (Submission to Jurisdiction; Waivers; Prescription) of the Indenture shall apply mutatis mutandis to this Second Supplemental Indenture as if set out herein.

Section 5. This Second Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 6. This Second Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this Second Supplemental Indenture will henceforth be read together.

Section 7. The Trustee makes no representation or warranty as to the validity or sufficiency of this Second Supplemental Indenture or the recitals contained herein, and assumes no responsibility for their correctness. In the performance of its obligations hereunder, the Trustee in each of its capacities hereunder shall be provided with any rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Indenture.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

AUNA, S.A.A., as Issuer

By:	/s/ Pedro Castillo
Name: Pedro Castillo
Title: Authorized Representative

AUNA, S.A.A., as Issuer

By:	/s/ Mauricio Balbi
Name: Mauricio Balbi
Title: Authorized Representative

AUNA SALUD S.A.C.
CLÍNICA BELLAVISTA S.A.C.
CLÍNICA MIRAFLORES S.A.
CLÍNICA VALLESUR S.A.
GSP INVERSIONES S.A.C.
GSP SERVICIOS COMERCIALES S.A.C.
GSP SERVICIOS GENERALES S.A.C.
GSP TRUJILLO S.A.C.
LABORATORIO CLÍNICO INMUNOLÓGICO CANTELLA S.A.C. MEDICSER S.A.C.
ONCOCENTER PERÚ S.A.C.
ONCOSALUD S.A.C.
RYR PATÓLOGOS ASOCIADOS S.A.C.
SERVIMÉDICOS S.A.C. as Guarantors

By:	/s/ Pedro Castillo
Name:	Pedro Castillo
Title:	Authorized Representative

By:	/s/ Mauricio Balbi
Name: Mauricio Balbi
Title: Authorized Representative

[Signature Page to Fourth Supplemental Indenture]

AUNA COLOMBIA S.A.S., as Guarantor

By:	/s/ Carlos A. Angel
Name: Carlos A. Angel
Title: CEO

INSTITUTO DE CANCEROLOGÍA S.A.S., as Guarantor

By:	/s/ Juan Gonzalo Alvarez
Name: Juan Gonzalo Alvarez
Title: Representante Legal Suplente

PROMOTORA MÉDICA LAS AMÉRICAS S.A., as Guarantor

By:	/s/ Carlos A. Angel
Name: Carlos A. Angel
Title: Gerente General

LAS AMÉRICAS FARMA STORE S.A.S., as Guarantor

By:	/s/ Carlos A. Angel
Name: Carlos A. Angel
Title: Gerente General

[Signature Page to Fourth Supplemental Indenture]

GRUPO SALUD AUNA MÉXICO, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

HOSPITAL Y CLÍNICA OCA, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

DRJ INMUEBLES, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

INMUEBLES JRD 2000, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

TOVLEJA HG, S.A. DE C.V., as Guarantor

By:	/s/ Jesús Antonio Zamora León
Name: Jesús Antonio Zamora León
Title: Authorized Representative

[Signature Page to Fourth Supplemental Indenture]

CITIBANK, N.A., not in its individual capacity but solely as Trustee, Registrar, Transfer Agent and Paying Agent

By:	/s/ Eva Waite
Name: Eva Waite
Title: Senior Trust Officer

[Signature Page to Fourth Supplemental Indenture]

[Signature Page to Second Supplemental Indenture]

Schedule 1

LIST OF GUARANTORS

Entity	Jurisdiction
1. Auna Salud S.A.C.	Peru
2. Clínica Bellavista S.A.C.	Peru
3. Clínica Miraflores S.A.	Peru
4. Clínica Vallesur S.A.	Peru
5. GSP Inversiones S.A.C.	Peru
6. GSP Servicios Comerciales S.A.C.	Peru
7. GSP Servicios Generales S.A.C.	Peru
8. GSP Trujillo S.A.C.	Peru
9. Laboratorio Clínico Inmunológico Cantella S.A.C.	Peru
10. Medicser S.A.C.	Peru
11. Oncocenter Perú S.A.C.	Peru
12. Oncosalud S.A.C.	Peru
13. RyR Patólogos Asociados S.A.C.	Peru
14. Servimédicos S.A.C.	Peru
15. Auna Colombia S.A.S.	Colombia
16. Instituto de Cancerología S.A.S.	Colombia
17. Promotora Médica Las Américas S.A.	Colombia
18. Las Américas Farma Store S.A.S.	Colombia
19. Grupo Salud Auna México, S.A. de C.V.	México
20. Hospital y Clínica OCA, S.A. de C.V.	México
21. DRJ Inmuebles, S.A. de C.V.	México
22. Inmuebles JRD, S.A. de C.V.	México
23. Tovleja HG, S.A. de C.V.	México